Exhibit 19



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02




         Principal Receivables                                                FCFMOTA                           Investor
         ---------------------                                                -------                           --------
         Beginning Principal Receivables                             $1,967,692,642.94                 $9,500,000,000.00
           Current Floating Allocation Pct.                               17.15857500%                      82.84142500%

         Total Adj. Principal Collections                              $884,354,028.56                 $4,269,650,723.35
         Principal Reduction - Removed Accts                                     $0.00
         Principal Addition - Addedd Accts                                       $0.00
         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $2,246,737,631.62                 $9,500,000,000.00
           New Floating Allocation Pct.                                   19.12648177%                      80.87351823%

                                                                               FCFMOTA                          Investor
         Interest Collections                                                  -------                          --------
         --------------------
           Total Interest Collections                                    $9,172,210.45                    $44,283,322.85

         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the TSA, Indent. or Supp.  and uncured for 60                  X
         days
         2. Failure to make any req. pmt. or deposit under TSA, Indent. or Supp. and uncured for 5 bus.              X

         3. Breach of any rep. or warranty made in the TSA, Indent. or Supp. and uncured for 60                      X
         days
         4. Bankruptsy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         5. FCFMOTA is an investment company within the meaning of the ICA of 1940                                   X

         6. Failure of FCF Corp or FCF LLC to convey Reciev. pursuant to the TSA and uncured for 10                  X
         days
         7. Available Sub.  Amt. is less than the Required Sub. Amt. and uncured for 5 days                          X

         8. Servicer default or an event of default with respect to the outstanding notes has occured                X

         9. Average monthly payment rate for the past three periods is less than 21%                                 X

         10. Excess Funding Acct. Bal. exceeds 30% of Outstanding Series Adj. Inv. Amts. for 3 periods               X

         11. Maturity note purchaser fails to make any payment under MNPA and uncured for 5 bus. days                X


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------
         Beginning Principal Receivables                                                              $11,467,692,642.94
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $5,154,004,751.91
           Payment Rate                                                                                           44.94%
           Principal Collections                                                                       $4,607,195,299.68
           Principal Collection Adjustments                                                              $545,255,823.99
           Principal Collections for Status Dealer Acounts                                                 $1,553,628.24
         Principal Reduction - Removed Accts                                                                       $0.00
         Principal Addition - Added Accts                                                                          $0.00

         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $5,433,049,740.59

         Ending Principal Receivables                                                                 $11,746,737,631.62
           New Floating Allocation Percentage                                                                    100.00%

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------
         Total Interest Collections                                                                       $53,455,533.30
           Interest Collections                                                                           $53,435,313.62
           Interest Collections for Status Dealer Accounts                                                    $20,219.68
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             5.59%

         Used Vehicles Principal Receivables Balance                                                     $324,864,186.30
           Used Vehicles Principal Receivables Percentage                                                          2.77%


          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------
          Beginning Balance                                                                                 $5,290,600.56
            Principal Collections                                                                           $1,553,628.24
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                               $20,219.68
          Ending Balance                                                                                    $3,736,972.32



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------
          Incremental Subordinated Amount                                                                  $28,897,924.91
            Dealer Overconcentration Amount                                                                $28,848,573.31
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                           $49,351.60
          Available Subordinated Amount                                                                   $699,119,367.70
          Required Subordinated Amount                                                                    $699,119,367.70

          Required Participation 4.00%                                                                    $380,000,000.00
          Required Participation and Subordinated Amount                                                $1,079,119,367.70

          Current Participation Amount                                                                  $2,246,737,631.62
            Current Participation Percentage                                                                      208.20%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                    $893,526,239.01
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                        $893,526,239.01
          AutoNation Receivables as a % of Total Pool Balance                                                       4.08%


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------
         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           26.16045000%
         Total Adjusted Principal Collections                                                          $1,348,310,836.12
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $13,984,208.06


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------
           Investor Interest Funding Account Balance                                                      $13,984,208.06
           Investment and Net Swap Proceeds Class A                                                          $378,391.81
           Investment and Net Swap Proceeds Class B                                                           $34,645.28
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $24,897,245.15

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              1.9900%
           Certificate Rate Class B                                                                              2.2600%
           Days in Interest Period                                                                                   31
         Current Interest Due Class A                                                                      $4,977,183.47
         Current Interest Due Class B                                                                        $185,853.61
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $4,977,183.47
         Current Interest Paid Class B                                                                       $185,853.61
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $6,734,208.07


         Subordination and
         -----------------                                                                                       2001 - 1
         Participation                                                                                           --------
         -------------
         Incremental Subordinated Amount                                                                    $17,338,754.95
         Available Subordinated Amount                                                                     $200,338,754.95
         Required Subordinated Amount                                                                      $200,338,754.95

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $320,338,754.95

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                             $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                               $2,500,000.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $5,163,037.08
         Interest Payment Amount Paid                                                                        $5,163,037.08
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
         denomination certificate)                                                                                --------

         Total Amount Distributed                                                                                    $1.78
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.78


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------
         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           17.44030000%
         Total Adjusted Principal Collections                                                            $898,873,890.75
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                        $9,322,805.37


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------
           Investor Interest Funding Account Balance                                                       $9,322,805.37
           Investment and Net Swap Proceeds Class A                                                          $335,632.27
           Investment and Net Swap Proceeds Class B                                                           $25,835.35
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $16,684,272.99

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              2.0400%
           Certificate Rate Class B                                                                              2.3100%
           Days in Interest Period                                                                                   31
         Current Interest Due Class A                                                                      $3,401,503.93
         Current Interest Due Class B                                                                        $126,630.35
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $3,401,503.93
         Current Interest Paid Class B                                                                       $126,630.35
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $4,489,472.04


         Subordination and
         -----------------                                                                                       2001 - 2
         Participation                                                                                           --------
         -------------
         Incremental Subordinated Amount                                                                    $11,559,169.96
         Available Subordinated Amount                                                                     $133,559,169.96
         Required Subordinated Amount                                                                      $133,559,169.96

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $213,559,169.96

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $1,666,666.67







                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $3,528,134.28
         Interest Payment Amount Paid                                                                        $3,528,134.28
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
         denomination certificate)                                                                                --------

         Total Amount Distributed                                                                                    $1.82
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.82


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Series Allocations                                                                                       2002 - 1
         ------------------                                                                                       --------
         Motown Notes                                                                                    $4,500,000,000.00
         Extended Motown Notes                                                                                       $0.00
         Maturity Notes                                                                                              $0.00
           Current Floating Allocation Percentage                                                             39.24067000%
         Total Adjusted Principal Collections                                                            $2,022,465,996.48
         Principal Default Amounts                                                                                   $0.00
         Total Interest Collections                                                                         $20,976,309.42


         Source and Use of Funds                                                                                  2002 - 1
         -----------------------                                                                                  --------
           Investor Interest Funding Account Balance                                                        $20,976,309.42
           Investment and Net Swap Proceeds                                                                          $0.00
           Reserve Fund Balance                                                                             $15,750,000.00
         Total Investor Collections and Reserve Fund                                                        $36,726,309.42

           Motown Notes Outstanding                                                                      $4,500,000,000.00
           Extended Motown Notes Outstanding                                                                         $0.00
           Maturity Notes Outstanding                                                                                $0.00
           Extended Motown Note Rate                                                                                 $0.00
           Maturity Note Rate                                                                                        $0.00
           Days in Interest Period                                                                                    31
           Current Monthly Discount Paid on Motown Notes                                                     $6,785,237.43
           Current Interest Due Extended Motown Notes                                                                $0.00
           Current Interest Due Maturity Notes                                                                       $0.00
         Current Monthly Discount Paid on Motown Notes                                                       $6,785,237.43
         Current Interest Paid Extended Motown Notes                                                                 $0.00
         Current Interest Paid Maturity Notes                                                                        $0.00
         Current Interest Shortfall Motown Notes                                                                     $0.00
         Current Interest Shortfall Extended Motown Notes                                                            $0.00
         Current Interest Shortfall Maturity Notes                                                                   $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Maturity Notes                                                                      $0.00
         Additional Interest Paid Motown Notes                                                                       $0.00
         Additional Interest Paid Extended Motown Notes                                                              $0.00
         Additional Interest Paid Maturity Notes                                                                     $0.00
         Additional Interest Shortfall Motown Notes                                                                  $0.00
         Additional Interest Shortfall Extended Motown Notes                                                         $0.00
         Additional Interest Shortfall Maturity Notes                                                                $0.00
         Deferred Interest Due Motown Notes                                                                          $0.00
         Deferred Interest Due Extended Motown Notes                                                                 $0.00
         Deferred Interest Due Maturity Notes                                                                        $0.00
         Deferred Interest Paid Motown Notes                                                                         $0.00
         Deferred Interest Paid Extended Motown Notes                                                                $0.00
         Deferred Interest Paid Maturity Notes                                                                       $0.00
         Deferred Interest Shortfall Motown Notes                                                                    $0.00
         Deferred Interest Shortfall Extended Motown Notes                                                           $0.00
         Deferred Interest Shortfall Maturity Notes                                                                  $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Servicing Fees Due FMCC 1.00%                                                                       $3,750,000.00
         Servicing Fees Paid                                                                                 $3,750,000.00
         Servicing Fees Shortfall                                                                                    $0.00

         Deferred Servicing Fees Due FMCC                                                                            $0.00
         Deferred Servicing Fees Paid                                                                                $0.00
         Deferred Servicing Fees Shortfall                                                                           $0.00

         Reserve Fund Required Amount                                                                       $15,750,000.00
         Reserve Fund Deposit (Draw) Amount                                                                          $0.00

         Current Investor Default Amount Due                                                                         $0.00
         Current Investor Default Amount Paid                                                                        $0.00
         Current Investor Default Amount Shortfall                                                                   $0.00

         Deferred Default Amount Due                                                                                 $0.00
         Deferred Investor  Default Amount Paid                                                                      $0.00
         Deferred Investor Default Amount Shortfall                                                                  $0.00

         Accumulation Reserve Account Deposit                                                                        $0.00
         Asset Composition Premium                                                                                   $0.00
         Transferor's Interest Remitted                                                                     $10,441,071.99

         Subordination and
         -----------------                                                                                        2002 - 1
         Participation                                                                                            --------
         -------------
         Incremental Subordinated Amount                                                                    $13,469,421.24
         Available Subordinated Amount                                                                     $365,221,442.79
         Required Subordinated Amount                                                                      $365,221,442.79

         Required Participation 4.00%                                                                      $180,000,000.00
         Required Participation and Subordinated Amount                                                    $545,221,442.79

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $15,750,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Required Liquidity Commitment                                                                               $0.00
         Available Program Commitment                                                                                $0.00

         Current Principal Distribution Amount Motown Notes                                                          $0.00
         Current Principal Distribution Amount Extended Motown Notes                                                 $0.00
         Principal Funding Account Balance                                                                           $0.00

         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              03/31/02
         Distribution Date                                                                                       4/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $6,785,237.43
         Interest Payment Amount Paid                                                                        $6,785,237.43
         Interest Payment Amount Shortfall                                                                           $0.00

         Motown Notes Weighted Average Remaining Days Until Expected Final
         Maturity Less Than 60                                                                                       Yes
         Distribution to Holders of Certificates (per $1,000                                                      2002 - 1
         denomination certificate)                                                                                --------

         Total Amount Distributed                                                                                    $1.51
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.51

